                                                 EXHIBIT 4.1




===============================================================================



                  NORWEST AUTO TRUST 1996-A



             Class A-1 5.465% Asset Backed Notes
             Class A-2 5.800% Asset Backed Notes
             Class A-3 5.900% Asset Backed Notes
             Class A-4 6.100% Asset Backed Notes




                          INDENTURE
                Dated as of November 13, 1996

                  THE CHASE MANHATTAN BANK
                    as Indenture Trustee




==============================================================================

                      CROSS REFERENCE TABLE <F1>


  TIA                                                  Indenture
Section                                                Section

310  (a) (1)......................................     6.11
     (a) (2)......................................     6.11
     (a) (3)......................................     6.10
     (a) (4)......................................     N.A <F2>
     (a) (5)......................................     6.11
     (b)..........................................     6.8; 6.11
     (c)..........................................     N.A.
311  (a)..........................................     6.12
     (b)..........................................     6.12
     (c)..........................................     N.A.
312  (a)..........................................     7.1
     (b)..........................................     7.2
     (c)..........................................     7.2
     (d)..........................................     7.4
313  (a)..........................................     7.4
     (b) (1)......................................     7.4
     (b) (2)......................................     11.5
     (c)..........................................     7.4
     (d)..........................................     7.3
314  (a)..........................................     11.15
     (b)..........................................     11.1
     (c) (1)......................................     11.1
     (c) (2)......................................     11.1
     (c) (3)......................................     11.1
     (d)..........................................     11.1
     (e)..........................................     11.1
     (f)..........................................     11.1
315  (a)..........................................     6.1
     (b)..........................................     6.5; 11.5
     (c)..........................................     6.1
     (d)..........................................     6.1
     (e)..........................................     5.13
316  (a) (last sentence)..........................     2.7
     (a) (1) (A)..................................     5.11
     (a) (1) (B)..................................     5.12
     (a) (2)......................................     N.A.
     (b)..........................................     5.7
     (c)..........................................     N.A.
317  (a) (1)......................................     5.3
     (a) (2)......................................     5.3
     (b)..........................................     3.3
318  (a)..........................................     11.7

-------------------------
<F1>  Note:  This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

<F2>  N.A. means Not Applicable

                       TABLE OF CONTENTS
                       -----------------

                                                              Page
                                                              ----

ARTICLE I  DEFINITIONS AND INCORPORATION BY REFERENCE..........  2
     SECTION 1.1  Definitions..................................  2
     SECTION 1.2  Incorporation by Reference of Trust
                  Indenture Act................................  2
     SECTION 1.3  Other Interpretive Provisions................  3

ARTICLE II  THE NOTES..........................................  3
     SECTION 2.1  Form.........................................  3
     SECTION 2.2  Execution, Authentication and Delivery.......  4
     SECTION 2.3  Temporary Notes..............................  5
     SECTION 2.4  Registration of Transfer and Exchange........  5
     SECTION 2.5  Mutilated, Destroyed, Lost or Stolen Notes...  6
     SECTION 2.6  Persons Deemed Owner.........................  7
     SECTION 2.7  Payment of Principal and Interest;
                  Defaulted Interest...........................  8
     SECTION 2.8  Cancellation.................................  9
     SECTION 2.9  Release of Collateral........................  9
     SECTION 2.10  Book-Entry Notes............................  9
     SECTION 2.11  Notices to Clearing Agency.................. 10
     SECTION 2.12  Definitive Notes............................ 10
     SECTION 2.13  Authenticating Agents....................... 11
     SECTION 2.14  Tax Treatment............................... 12

ARTICLE III  COVENANTS......................................... 12
     SECTION 3.1  Payment of Principal and Interest............ 12
     SECTION 3.2  Maintenance of Office or Agency.............. 12
     SECTION 3.3  Money for Payments To Be Held in Trust....... 13
     SECTION 3.4  Existence.................................... 14
     SECTION 3.5  Protection of Trust Estate................... 15
     SECTION 3.6  Opinions as to Trust Estate.................. 15
     SECTION 3.7  Performance of Obligations; Servicing
                  of Receivables............................... 16
     SECTION 3.8  Negative Covenants........................... 18
     SECTION 3.9  Annual Statement as to Compliance............ 19
     SECTION 3.10  Issuer May Consolidate, Etc................. 19
     SECTION 3.11  Successor or Transferee..................... 21
     SECTION 3.12  No Other Business........................... 21
     SECTION 3.13  No Borrowing................................ 22
     SECTION 3.14  Servicer's Obligations...................... 22
     SECTION 3.15  Guarantees, Loans, Advances and Other
                   Liabilities................................. 22
     SECTION 3.16  Capital Expenditures........................ 22
     SECTION 3.17  Restricted Payments......................... 22
     SECTION 3.18  Notice of Events of Default................. 22
     SECTION 3.19  Further Instruments and Acts................ 23
     SECTION 3.20  Removal of Administrator or Administrative
                   Agent....................................... 23

ARTICLE IV  SATISFACTION AND DISCHARGE......................... 23
     SECTION 4.1  Satisfaction and Discharge of Indenture...... 23
     SECTION 4.2  Application of Trust Money................... 24
     SECTION 4.3  Repayment of Moneys Held by Paying Agent..... 25

ARTICLE V  REMEDIES............................................ 25
     SECTION 5.1  Events of Default............................ 25
     SECTION 5.2  Acceleration of Maturity; Rescission and
                  Annulment.................................... 26
     SECTION 5.3  Collection of Indebtedness and Suits for
                  Enforcement by Indenture Trustee............. 27
     SECTION 5.4  Remedies; Priorities......................... 30
     SECTION 5.5  Optional Preservation of the Receivables..... 31
     SECTION 5.6  Limitation of Suits.......................... 31
     SECTION 5.7  Unconditional Rights of Noteholders To
                  Receive Principal and Interest............... 32
     SECTION 5.8  Restoration of Rights and Remedies........... 32
     SECTION 5.9  Rights and Remedies Cumulative............... 33
     SECTION 5.10  Delay or Omission Not a Waiver.............. 33
     SECTION 5.11  Control by Noteholders...................... 33
     SECTION 5.12  Waiver of Past Defaults..................... 34
     SECTION 5.13  Undertaking for Costs....................... 34
     SECTION 5.14  Waiver of Stay or Extension Laws............ 34
     SECTION 5.15  Action on Notes............................. 35
     SECTION 5.16  Performance and Enforcement of Certain
                   Obligations................................. 35

ARTICLE VI  INDENTURE TRUSTEE.................................. 36
     SECTION 6.1  Duties of Indenture Trustee.................. 36
     SECTION 6.2  Rights of Indenture Trustee.................. 37
     SECTION 6.3  Individual Rights of Indenture Trustee....... 38
     SECTION 6.4  Indenture Trustee's Disclaimer............... 38
     SECTION 6.5  Notice of Defaults........................... 38
     SECTION 6.6  Reports by Indenture Trustee to Holders...... 38
     SECTION 6.7  Compensation................................. 38
     SECTION 6.8  Replacement of Indenture Trustee............. 39
     SECTION 6.9  Successor Indenture Trustee by Merger........ 40
     SECTION 6.10 Appointment of Co-Indenture Trustee or
                  Separate Indenture Trustee................... 41
     SECTION 6.11 Eligibility; Disqualification................ 42
     SECTION 6.12 Preferential Collection of Claims Against
                  Issuer....................................... 42

ARTICLE VII  NOTEHOLDERS' LISTS AND REPORTS.................... 42
     SECTION 7.1  Issuer To Furnish Indenture Trustee Names and
                 Addresses of Noteholders...................... 42
     SECTION 7.2  Preservation of Information; Communications to
                 Noteholders................................... 43
     SECTION 7.3  Reports by Issuer............................ 43
     SECTION 7.4  Reports by Indenture Trustee................. 44

ARTICLE VIII  ACCOUNTS, DISBURSEMENTS AND RELEASES............. 44
     SECTION 8.1  Collection of Money.......................... 44
     SECTION 8.2  Trust Accounts............................... 44
     SECTION 8.3  General Provisions Regarding Accounts........ 46
     SECTION 8.4  Release of Trust Estate...................... 47
     SECTION 8.5  Opinion of Counsel........................... 47

ARTICLE IX  SUPPLEMENTAL INDENTURES............................ 48
     SECTION 9.1  Supplemental Indentures Without Consent of
                  Noteholders.................................. 48
     SECTION 9.2  Supplemental Indentures with Consent of
                  Noteholders.................................. 49
     SECTION 9.3  Execution of Supplemental Indentures......... 51
     SECTION 9.4  Effect of Supplemental Indenture............. 51
     SECTION 9.5  Conformity With Trust Indenture Act.......... 52
     SECTION 9.6  Reference in Notes to Supplemental
                  Indentures................................... 52

ARTICLE X  REDEMPTION OF NOTES................................. 52
     SECTION 10.1  Redemption.................................. 52
     SECTION 10.2  Form of Redemption Notice................... 52
     SECTION 10.3  Notes Payable on Redemption Date............ 53

ARTICLE XI  MISCELLANEOUS...................................... 53
     SECTION 11.1  Compliance Certificates and Opinions, etc... 53
     SECTION 11.2  Form of Documents Delivered to Indenture
                   Trustee..................................... 55
     SECTION 11.3  Acts of Noteholders......................... 56
     SECTION 11.4  Notices, etc., to Indenture Trustee, Issuer
                   and Rating Agencies......................... 57
     SECTION 11.5  Notices to Noteholders; Waiver.............. 58
     SECTION 11.6  Alternate Payment and Notice Provisions..... 59
     SECTION 11.7  Conflict with Trust Indenture Act........... 59
     SECTION 11.8  Effect of Headings and Table of Contents.... 59
     SECTION 11.9  Successors and Assigns...................... 59
     SECTION 11.10 Separability................................ 59
     SECTION 11.11 Benefits of Indenture....................... 59
     SECTION 11.12 Legal Holidays.............................. 60
     SECTION 11.13 GOVERNING LAW............................... 60
     SECTION 11.14 Counterparts................................ 60
     SECTION 11.15 Recording of Indenture...................... 60
     SECTION 11.16 Trust Obligation............................ 60
     SECTION 11.17 No Petition................................. 61
     SECTION 11.18 Inspection.................................. 61




Exhibit A    Form of Class A-1 Note
Exhibit B    Form of Class A-2 Note
Exhibit C    Form of Class A-3 Note
Exhibit D    Form of Class A-4 Note

     INDENTURE dated as of November 13, 1996, between NORWEST AUTO TRUST 1996-A, a Delaware business trust ("Issuer"), and THE CHASE MANHATTAN BANK, a New York banking corporation, solely as trustee and not in its individual capacity ("Indenture Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of Issuer's Class A-1 5.465% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 5.800% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 5.900% Asset Backed Notes (the "Class A-3 Notes") and Class A-4 6.100% Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Notes"):


                       GRANTING CLAUSE

     Issuer hereby Grants to Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes, all of Issuer's right, title and interest in and to (a) the Receivables, and all moneys received thereon after the Cutoff Date; (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of Issuer in the Financed Vehicles and any other property that shall secure the Receivables; (c) any proceeds with respect to (i) any Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement, (ii) a default by an Obligor resulting in the repossession of the Financed Vehicle; or (iii) any Dealer Recourse and other rights of Seller Affiliates under Dealer Agreements (other than rights to rebates of unamortized premiums paid or payable to Dealers) relating to the Receivables; (d) any proceeds with respect to the Receivables from claims on any Insurance Policies covering Financed Vehicles or Obligors or from claims under any lender's single interest insurance policy naming any Seller Affiliate as an insured; (e) rebates of premiums and other amounts relating to Insurance Policies (including any forced placed Physical Damage Insurance Policy) and other items financed under the Receivables, in each case, to the extent Servicer would, in accordance with its customary practices, apply such amounts to the Principal Balance of the related Receivable; (f) any instrument or document relating to the Receivables; (g) all the Seller's rights under the Purchase Agreements, including the right of the Seller to cause a Seller Affiliate to repurchase Receivables from the Seller; (h) the security interests in the Receivables and other assets granted by each Seller Affiliate to the Issuer under the Affiliate Security Agreement and all rights of the Issuer thereunder; (i) all funds on deposit from time to time in the Trust Accounts and in all investments and proceeds thereof (but excluding all investment income thereon); (j) the Issuer's rights under the Sale and Servicing Agreement; and (k) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction except as set forth herein, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

     Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes may be adequately and effectively protected.

ARTICLE I  DEFINITIONS AND INCORPORATION BY REFERENCE.

     SECTION 1.1 Definitions. Capitalized terms are used in this Indenture as defined in Appendix X to the Sale and Servicing Agreement dated as of November 13, 1996, among Norwest Auto Receivables Corporation, as Seller, the Issuer, The Chase Manhattan Bank, as Indenture Trustee and Norwest Bank Minnesota, N.A., as Servicer.

     SECTION 1.2 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the Securities and Exchange Commission.

     "indenture securities" means the Notes.

     "indenture security holder" means a Noteholder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means Indenture
Trustee.

     "obligor" on the indenture securities means Issuer and any other obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

     SECTION 1.3 Other Interpretive Provisions. All terms defined in this Indenture shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Indenture and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Indenture, and accounting terms partly defined in this Indenture to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular provision of this Indenture; (c) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Indenture and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (d) the term "including" means "including without limitation"; (e) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (f) references to any Person include that Person's successors and assigns; and (g) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.


ARTICLE II  THE NOTES.

     SECTION 2.1 Form. The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and the Class A-4 Notes, in each case together with Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits D, E, F and G, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits D, E, F and G are part of the terms of this Indenture.

     SECTION 2.2 Execution, Authentication and Delivery. The Notes shall be executed on behalf of Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of Issuer shall bind Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     Indenture Trustee shall upon Issuer Order authenticate and deliver Class A-1 Notes for original issue in an aggregate principal amount of $350,000,000, Class A-2 Notes for original issue in an aggregate principal amount of $340,000,000, Class A-3 Notes for original issue in an aggregate principal amount of $220,000,000 and Class A-4 Notes for original issue in the aggregate principal amount of $120,140,000. The aggregate principal amount of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes outstanding at any time may not exceed such amounts except as provided in Section 2.5.

     Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples thereof (except for one Note of each class which may be issued in a denomination other than an integral multiple of $1,000).

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     SECTION 2.3 Temporary Notes. Pending the preparation of Definitive Notes, Issuer may execute, and upon receipt of an Issuer Order Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

     If temporary Notes are issued, Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of Issuer to be maintained as provided in Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, Issuer shall execute and Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

     SECTION 2.4 Registration of Transfer and Exchange. Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, Issuer shall provide for the registration of Notes and the registration of transfers of Notes. Indenture Trustee shall initially be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

     If a Person other than Indenture Trustee is appointed by Issuer as Note Registrar, Issuer will give Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

     Upon surrender for registration of transfer of any Note at the office or agency of Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(1) of the UCC are met Issuer shall execute and upon its written request Indenture Trustee shall authenticate and the Noteholder shall obtain from Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes, in any authorized denominations, of the same class and a like aggregate principal amount.

     At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of the same class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(1) of the UCC are met Issuer shall execute and upon its written request Indenture Trustee shall authenticate and the Noteholder shall obtain from Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to Note Registrar duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as Indenture Trustee may require.

     No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.

     The preceding provisions of this section notwithstanding, Issuer shall not be required to make and Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

     SECTION 2.5 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to Indenture Trustee, or Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to Indenture Trustee such security or indemnity as may be required by it to hold Issuer and Indenture Trustee harmless, then, in the absence of notice to Issuer, Note Registrar or Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, Issuer shall execute and upon its written request Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, Issuer may upon delivery of the security or indemnity herein required pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, Issuer and Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by Issuer or Indenture Trustee in connection therewith.

     Upon the issuance of any replacement Note under this Section, Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of Indenture Trustee) connected therewith.

     Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 2.6 Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, Issuer, Indenture Trustee and any agent of Issuer or Indenture Trustee may treat the Person in whose name any
Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither Issuer, Indenture Trustee nor any agent of Issuer or Indenture Trustee shall be affected by notice to the contrary.

     SECTION 2.7  Payment of Principal and Interest; Defaulted Interest.
(a) The Notes shall accrue interest as provided in the forms of the Class A-1 Note, Class A-2 Note, Class A-3 Note and the Class A-4 Note, set forth in Exhibits A, B, C and D, respectively, and such interest shall be payable on each Distribution Date and the Class A-1 Final Payment Date as specified therein. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by Issuer on the applicable Distribution Date or Class A-1 Final Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or Class A-1 Final Payment Date (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a)) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with
Section 3.3.

     (b) The principal of each Note shall be payable on each Distribution Date and the Class A-1 Final Payment Date as provided in the forms of the Class A-1 Note, Class A-2 Note, Class A-3 Note and the Class A-4 Note, set forth in Exhibits A, B, C and D, respectively. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 and, in such event, all principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date or the Class A-1 Final Payment Date on which Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date or the Class A-1 Final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

     SECTION 2.8 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than Indenture Trustee, be delivered to Indenture Trustee and shall be promptly cancelled by Indenture Trustee. Issuer may at any time deliver to Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by Indenture Trustee.

     SECTION 2.9 Release of Collateral. Subject to Section 11.1, Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates. If the Commission shall issue an exemptive order under TIA Section 304(d) modifying Issuer's obligations under TIA Sections 314(c) and 314(d)(1), subject to Section 11.1 and the terms of the Basic Documents, Indenture Trustee shall release property from the lien of this Indenture in accordance with the conditions and procedures set forth in such exemptive order.

     SECTION 2.10 Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to Indenture Trustee, as agent for The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.12:

           (a) the provisions of this Section shall be in full force and effect;

           (b) Note Registrar and Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

           (c) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

           (d) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Note Depository Agreement, unless and until Definitive Notes are issued pursuant to
     Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

           (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to Indenture Trustee.

     SECTION 2.11 Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to the Note Owners.

     SECTION 2.12 Definitive Notes. If (a) Seller advises Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and Seller is unable to locate a qualified successor, (b) Seller at its option advises Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (c) after the occurrence of an Event of Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Notes advise Indenture Trustee through the Clearing Agency in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all Note Owners and Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, Issuer shall execute and Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of Issuer, Note Registrar or Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

     SECTION 2.13 Authenticating Agents. (a) The Indenture Trustee may appoint one or more Persons (each, an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.2, 2.3, 2.4 and 2.5, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section shall be deemed to be the authentication of Notes "by the Indenture Trustee."

     (b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

     (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to Indenture Trustee and Owner Trustee. Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and Owner Trustee. Upon receiving such notice of resignation or upon such a termination, Indenture Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to Owner Trustee.

     (d) The Issuer agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services. The provisions of Sections 2.8 and 6.4 shall be applicable to any Authenticating Agent.

     SECTION 2.14 Tax Treatment. Issuer has entered into this Indenture, and the Notes shall be issued, with the intention that, for federal, state and local income and franchise tax purposes, the Notes shall qualify as indebtedness of Issuer secured by the Trust Estate. Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income and franchise tax purposes as indebtedness of Issuer.

ARTICLE III  COVENANTS.

     SECTION 3.1 Payment of Principal and Interest. Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.2(c), Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Distribution Date or the Class A-1 Final Payment Date deposited therein pursuant to the Sale and Servicing Agreement (i) in the Class A-1 Noteholders' Interest Distributable Amount, to Class A-1 Noteholders, (ii) in the Class A-2 Noteholders' Interest Distributable Amount, to Class A-2 Noteholders, (iii) in the Class A-3 Noteholders' Interest Distributable Amount, to Class A-3 Noteholders and (iv) in the Class A-4 Noteholders' Interest Distributable Amount, to Class A-4 Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by Issuer to such Noteholder for all purposes of this Indenture.

     SECTION 3.2 Maintenance of Office or Agency. Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon Issuer in respect of the Notes and this Indenture may be served. Issuer hereby initially appoints Indenture Trustee to serve as its agent for the foregoing purposes. Issuer will give prompt written notice to Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time Issuer shall fail to maintain any such office or agency or shall fail to furnish Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and Issuer hereby appoints Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     SECTION 3.3  Money for Payments To Be Held in Trust. As provided in
Section 8.2, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account and the Note Distribution Account pursuant to Section 8.2(c) shall be made on behalf of Issuer by Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account and the Note Distribution Account for payments of Notes shall be paid over to Issuer except as provided in this Section.

     On or before each Transfer Date and Redemption Date, Issuer shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is Indenture Trustee) shall promptly notify Indenture Trustee of its action or failure so to act.

     Issuer will cause each Paying Agent other than Indenture Trustee to execute and deliver to Indenture Trustee an instrument in which such Paying Agent shall agree with Indenture Trustee (and if Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

           (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

           (ii) give Indenture Trustee notice of any default by Issuer of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

           (iii) at any time during the continuance of any such default, upon the written request of Indenture Trustee, forthwith pay to Indenture Trustee all sums so held in trust by such Paying Agent;

           (iv) immediately resign as a Paying Agent and forthwith pay to Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

           (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such a payment by any Paying Agent to Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to the escheat of funds, any money held by Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to Issuer; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to Issuer for payment thereof (but only to the extent of the amounts so paid to Issuer), and all liability of Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided that Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall on Issuer Request and at the expense of Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to Issuer. Indenture Trustee shall also adopt and employ, on Issuer Request and at the expense of Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

     SECTION 3.4 Existence. Except as otherwise permitted by the provisions of Section 3.10, Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

     SECTION 3.5 Protection of Trust Estate. Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

           (a) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

           (b) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

           (c)  enforce any of the Collateral; or

           (d) preserve and defend title to the Trust Estate and the rights of Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

     Issuer hereby designates Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by Issuer pursuant to this Section as shall be identified to Indenture Trustee in the Opinion of Counsel delivered in accordance with Section 3.6(b).

     SECTION 3.6 Opinions as to Trust Estate. (a) On the Closing Date, Issuer shall furnish to Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

     (b) Within 120 days after the beginning of each calendar year, beginning with the first calendar year beginning more than three months after the Cutoff Date, Issuer shall furnish to Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until January 30 in the following calendar year.

     SECTION 3.7 Performance of Obligations; Servicing of Receivables. (a) Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the Basic Documents or such other instrument or agreement.

     (b) Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to Indenture Trustee in an Officer's Certificate of Issuer shall be deemed to be action taken by Issuer. Initially, Issuer has contracted with Servicer and the Administrator and the Administrative Agent to assist Issuer in performing its duties under this Indenture.

     (c) Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to preparing (or causing to prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of Indenture Trustee or the Holders of at least a majority of the Outstanding Amount of the Notes.

     (d) If Issuer shall have knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, Issuer shall promptly notify Indenture Trustee and the Rating Agencies thereof in accordance with Section 11.4, and shall specify in such notice the action, if any, Issuer is taking in respect of such default. If a Servicer Termination Event shall arise from the failure of Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, Issuer shall take all reasonable steps available to it to remedy such failure.

     (e) As promptly as possible after the giving of notice of termination to Servicer of Servicer's rights and powers pursuant to Section 8.1 of the Sale and Servicing Agreement, Issuer shall appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when Servicer ceases to act as Servicer, Indenture Trustee without further action shall automatically be appointed the Successor Servicer. Notwithstanding Section 8.2(c) of the Sale and Servicing Agreement, Indenture Trustee may resign as Servicer by giving written notice of such resignation to Issuer and in such event will be released from such duties and obligations, such release not to be effective until the date a new servicer enters into a servicing agreement with Issuer as provided below. Upon delivery of any such notice to Issuer, Issuer shall obtain a new servicer as the Successor Servicer under the Sale and Servicing Agreement. Any Successor Servicer other than Indenture Trustee shall (i) be an established financial institution having a net worth of not less than $50,000,000 and whose regular business includes the servicing of motor vehicle loans and (ii) enter into a servicing agreement with Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to Servicer. If within 30 days after the delivery of the notice referred to above, Issuer shall not have obtained such a new servicer, Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer. In connection with any such appointment, Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Sale and Servicing Agreement, and in accordance with Section 8.2 of the Sale and Servicing Agreement, Issuer shall enter into an agreement with such successor for the servicing of the Receivables. If Indenture Trustee shall succeed to Servicer's duties as servicer of the Receivables as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI shall be inapplicable to Indenture Trustee in its duties as the successor to Servicer and the servicing of the Receivables and the Indenture Trustee shall be entitled to receive the Servicing Fee pursuant to Section 4.8 of the Sale and Servicing Agreement. In case Indenture Trustee shall become successor to Servicer under the Sale and Servicing Agreement, Indenture Trustee shall be entitled to appoint as Servicer any one of its Affiliates, or delegate any of its responsibilities as Servicer to agents, subject to the terms of the Sale and Servicing Agreement, provided that such appointment or delegation shall not affect or alter in any way the liability of Indenture Trustee as a successor for the performance of the duties and obligations of Servicer in accordance with the terms hereof.

     (f) Upon any termination of Servicer's rights and powers pursuant to the Sale and Servicing Agreement, Issuer shall promptly notify Indenture Trustee. As soon as a Successor Servicer (other than Indenture Trustee) is appointed, Issuer shall notify Indenture Trustee of such appointment, specifying in such notice the name and address of such Successor Servicer.

     (g) Without derogating from the absolute nature of the assignment granted to Indenture Trustee under this Indenture or the rights of Indenture Trustee hereunder, Issuer agrees that, unless such action is specifically permitted hereunder or under the Basic Documents, it will not, without the prior written consent of Indenture Trustee or the Holders of at least a majority in Outstanding Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or the Basic Documents, or waive timely performance or observance by Servicer or Seller under the Sale and Servicing Agreement; provided that no such amendment shall (i) except for amendments and modifications of the Receivables permitted under the Sale and Servicing Agreement, increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders, or (ii) reduce the aforesaid percentage of the Notes which are required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by Indenture Trustee or such Holders, Issuer agrees, promptly following a request by Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as Indenture Trustee may deem necessary or appropriate in the circumstances.

     SECTION 3.8 Negative Covenants. So long as any Notes are Outstanding, Issuer shall not:

           (a) except as expressly permitted by this Indenture or the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of Issuer, including those included in the Trust Estate, unless directed to do so by Indenture Trustee;

           (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

           (c)  dissolve or liquidate in whole or in part; or

           (d) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor) or (iii) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate.

     SECTION 3.9 Annual Statement as to Compliance. Issuer will deliver to Indenture Trustee, within 120 days after the end of each fiscal year of Issuer (commencing with April 29, 1998), and otherwise in compliance with the requirements of TIA Section 314(a)(4) an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

           (a) a review of the activities of Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

           (b) to the best of such Authorized Officer's knowledge, based on such review, Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     SECTION 3.10 Issuer May Consolidate, Etc. Only on Certain Terms. (a) Issuer shall not consolidate or merge with or into any other Person, unless

           (i) the Person (if other than Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state and shall expressly assume, by an indenture supplemental hereto, executed and delivered to Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of Issuer to be performed or observed, all as provided herein;

           (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

           (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

           (iv) Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Certificateholder;

           (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

           (vi) Issuer shall have delivered to Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

     (b) Except as expressly contemplated by the Basic Documents, Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person, unless

           (i) the Person that acquires by conveyance or transfer the properties and assets of Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of persons, then one specified Person) shall prepare (or cause to be prepared) and make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

           (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

           (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

           (iv) Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Certificateholder;

           (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

           (vi) Issuer shall have delivered to Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

     SECTION 3.11 Successor or Transferee. (a) Upon any consolidation or merger of Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, Issuer under this Indenture with the same effect as if such Person had been named as Issuer herein.

     (b) Upon a conveyance or transfer of all the assets and properties of Issuer pursuant to Section 3.10(b), Norwest Auto Trust 1996-A will be released from every covenant and agreement of this Indenture to be observed or performed on the part of Issuer with respect to the Notes immediately upon the delivery of written notice to Indenture Trustee stating that Norwest Auto Trust 1996-A is to be so released.

     SECTION 3.12 No Other Business. Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto.

     SECTION 3.13 No Borrowing. Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

     SECTION 3.14 Servicer's Obligations. Issuer shall cause Servicer to comply with the Sale and Servicing Agreement, including Sections 4.9, 4.10 and 4.11 thereof.

     SECTION 3.15 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Sale and Servicing Agreement or this Indenture, Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     SECTION 3.16 Capital Expenditures. Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

     SECTION 3.17 Restricted Payments. Issuer shall not, directly or indirectly, (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to Owner Trustee or any owner of a beneficial interest in Issuer or otherwise with respect to any ownership or equity interest or security in or of Issuer or to Servicer or Administrator, (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (c) set aside or otherwise segregate any amounts for any such purpose; provided that Issuer may make, or cause to be made distributions to Servicer, Administrator, Owner Trustee, Indenture Trustee and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or Trust Agreement. Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

     SECTION 3.18 Notice of Events of Default. Issuer agrees to give Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and each Event of Servicing Termination or default on the part of Seller of its obligations under the Sale and Servicing Agreement.

     SECTION 3.19 Further Instruments and Acts. Upon request of Indenture Trustee, Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     SECTION 3.20 Removal of Administrator or Administrative Agent. For so long as any Notes are Outstanding, the Issuer shall not remove the Administrator or Administrative Agent without cause unless the Rating Agency Condition shall have been satisfied in connection therewith.

ARTICLE IV  SATISFACTION AND DISCHARGE.

     SECTION 4.1 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to
(a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, and 3.18, (e) the rights, obligations and immunities of Indenture Trustee hereunder (including the rights of Indenture Trustee under Section 6.7 and the obligations of Indenture Trustee under Section 4.2) and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with Indenture Trustee payable to all or any of them, and Indenture Trustee, on demand of and at the expense of Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

           (i)  either

                (A) all Notes theretofore authenticated and delivered (other than (1) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (2) Notes for which payment money has theretofore been deposited in trust or segregated and held in trust by Issuer and thereafter repaid to Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to Indenture Trustee for cancellation; or

                (B) all Notes not theretofore delivered to Indenture Trustee for cancellation

                      (1)  have become due and payable,

                      (2) will become due and payable at the Final Scheduled Distribution Date within one year, or

                      (3) are to be called for redemption within one year under arrangements satisfactory to Indenture Trustee for the giving of notice of redemption by Indenture Trustee in the name, and at the expense, of Issuer, and Issuer, in the case of clauses (1), (2) or (3), has irrevocably deposited or caused to be irrevocably deposited with Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to Indenture Trustee for cancellation when due to the Final Scheduled Distribution Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1(a)), as the case may be;

           (ii) Issuer has paid or caused to be paid all other sums payable hereunder by Issuer;

           (iii) Issuer has delivered to Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of
     Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

           (iv) Issuer has delivered to the Indenture Trustee an Opinion of Counsel to the effect that the satisfaction and discharge of the Notes pursuant to this Section will not cause any Noteholder to be treated as having sold or exchanged any of its Notes for purposes of
     Section 1001 of the Code.

     SECTION 4.2 Application of Trust Money. All moneys deposited with Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

     SECTION 4.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of Issuer, be paid to Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

ARTICLE V  REMEDIES.

     SECTION 5.1 Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

           (a) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days;

           (b) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable;

           (c) default in the observance or performance of any material covenant or agreement of Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days (or for such longer period, not in excess of 90 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 90 days or less and Servicer on behalf of Owner Trustee delivers an Officer's Certificate to Indenture Trustee to the effect that Issuer has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such default) after there shall have been given, by registered or certified mail, to Issuer by Indenture Trustee or to Issuer and Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

           (d) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

           (e) the commencement by Issuer of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of Issuer or for any substantial part of the Trust Estate, or the making by Issuer of any general assignment for the benefit of creditors, or the failure by Issuer generally to pay its debts as such debts become due, or the taking of action by Issuer in furtherance of any of the foregoing.

     Issuer shall deliver to Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (c), its status and what action Issuer is taking or proposes to take with respect thereto.

     SECTION 5.2 Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing, then and in every such case Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes may declare all the Notes to be immediately due and payable, by a notice in writing to Issuer (and to Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

     At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by Indenture Trustee as hereinafter in this, Article V provided, the Holders of Notes representing a majority of the Outstanding Amount of the Notes, by written notice to Issuer and Indenture Trustee, may rescind and annul such declaration and its consequences if:

           (a) Issuer has paid or deposited with Indenture Trustee a sum sufficient to pay

                (i) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                (ii) all sums paid or advanced by Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of Indenture Trustee and its agents and counsel; and

           (b) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

     No such rescission shall affect any subsequent default or impair any right consequent thereto.

     SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, Issuer will, upon demand of Indenture Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the rate specified in Section 2.7 and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of Indenture Trustee and its agents and counsel.

     (b) In case Issuer shall fail forthwith to pay such amounts upon such demand, Indenture Trustee, in its own name and as trustee of an express trust, may institute a proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

     (c) If an Event of Default occurs and is continuing, Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate proceedings as Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in Indenture Trustee by this Indenture or by law.

     (d) In case there shall be pending, relative to Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to Issuer or other obligor upon the Notes, or to the creditors or property of Issuer or such other obligor, Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

           (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of Indenture Trustee (including any claim for reasonable compensation to Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

           (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

           (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of Indenture Trustee on their behalf; and

           (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to Indenture Trustee, and, in the event that Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

     (e) Nothing herein contained shall be deemed to authorize Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

     (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

     (g) In any proceedings brought by Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which Indenture Trustee shall be a party), Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

     SECTION 5.4 Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing, Indenture Trustee may do one or more of the following (subject to Section 5.5):

           (i) institute proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from Issuer and any other obligor upon such Notes moneys adjudged due;

           (ii) institute proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

           (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of Indenture Trustee and the Holders of the Notes; and

           (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided that Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, other than an Event of Default described in Section 5.1(a) or (b), unless (A) the Holders of 100% of the Outstanding Amount of the Notes and Certificates consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders and Certificateholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes and Certificates for principal and interest or
(C) Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and Indenture Trustee obtains the consent of Holders of 66-2/3% of the Outstanding Amount of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     (b) If Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out such money or property (and other amounts including amounts held on deposit in the Reserve Account) held as Collateral for the benefit of the Noteholders in the following order:

           FIRST: to Indenture Trustee for amounts due under Section 6.7;

           SECOND: to Servicer for due and unpaid Servicing Fees;

           THIRD: to Noteholders for amounts due and unpaid on the Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest;

           FOURTH: to Noteholders for amounts due and unpaid on the Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal; and

           FIFTH: to Issuer for distribution to the Certificateholders.

     Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, Issuer shall mail to each Noteholder and Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

     SECTION 5.5 Optional Preservation of the Receivables. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     SECTION 5.6 Limitation of Suits. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

           (a) such Holder has previously given written notice to Indenture Trustee of a continuing Event of Default;

           (b) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to Indenture Trustee to institute such proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

           (c) such Holder or Holders have offered to Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

           (d) Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings; and

           (e) no direction inconsistent with such written request has been given to Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

     In the event Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

     SECTION 5.7 Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 5.8 Restoration of Rights and Remedies. If Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to Indenture Trustee or to such Noteholder, then and in every such case Issuer, Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     SECTION 5.9 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.10 Delay or Omission Not a Waiver. No delay or omission of Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by Indenture Trustee or by the Noteholders, as the case may be.

     SECTION 5.11 Control by Noteholders. The Holders of a majority of the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to Indenture Trustee with respect to the Notes or exercising any trust or power conferred on Indenture Trustee; provided that

           (a) such direction shall not be in conflict with any rule of law or with this Indenture;

           (b) subject to the express terms of Section 5.4, any direction to Indenture Trustee to sell or liquidate the Trust Estate shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

           (c) if the conditions set forth in Section 5.5 have been satisfied and Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect;

           (d) Indenture Trustee may take any other action deemed proper by Indenture Trustee that is not inconsistent with such direction; and

           (e)  such direction shall be in writing;

provided, further, that, subject to Section 6.1, Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

     SECTION 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Holders of Notes of not less than a majority of the Outstanding Amount of the Notes may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, Issuer, Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

     Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     SECTION 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to
(a) any suit instituted by Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

     SECTION 5.14 Waiver of Stay or Extension Laws. Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 5.15 Action on Notes. Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by Indenture Trustee against Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of Issuer.

     SECTION 5.16 Performance and Enforcement of Certain Obligations. (a) Promptly following a request from Indenture Trustee to do so and at the expense of the Administrative Agent, Issuer agrees to take all such lawful action as Indenture Trustee may request to compel or secure the performance and observance by Seller and Servicer, as applicable, of each of their obligations to Issuer under or in connection with the Sale and Servicing Agreement or by the Seller or any Seller Affiliate, as applicable, of each of their obligations under or in connection with each Purchase Agreement, in each case, in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to Issuer under or in connection with the Sale and Servicing Agreement and each Purchase Agreement, as the case may be, to the extent and in the manner directed by Indenture Trustee, including the transmission of notices of default on the part of Seller, Servicer or applicable Seller Affiliate thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by Seller or Servicer of each of their obligations under the Sale and Servicing Agreement or by the Seller or any Seller Affiliate, as applicable, of each of their obligations under or in connection with each Purchase Agreement.

     (b) If an Event of Default has occurred and is continuing, Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of Issuer against Seller or Servicer under or in connection with the Sale and Servicing Agreement, or against the Seller or Seller Affiliate under the applicable Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by Seller, Servicer or applicable Seller Affiliate of each of their obligations to Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement or any Purchase Agreement, as applicable, and any right of Issuer to take such action shall be suspended.

ARTICLE VI  INDENTURE TRUSTEE.

     SECTION 6.1 Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, of which a Responsible Officer of Indenture Trustee has actual knowledge, Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b)  Except during the continuance of an Event of Default:

           (i) Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against Indenture Trustee; and

           (ii) in the absence of bad faith on its part, Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to Indenture Trustee and conforming to the requirements of this Indenture; however, Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

           (i) this paragraph does not limit the effect of paragraph (b) of this Section;

           (ii) Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that Indenture Trustee was negligent in ascertaining the pertinent facts; and

           (iii) Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

     (d) Indenture Trustee shall not be liable for interest on any money received by it except as Indenture Trustee may agree in writing with Issuer.

     (e) Money held in trust by Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

     (f) No provision of this Indenture shall require Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

     (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

     (h) Indenture Trustee shall take all actions required to be taken by the Indenture Trustee under the Sale and Servicing Agreement.

     SECTION 6.2 Rights of Indenture Trustee. (a) Indenture Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. Indenture Trustee need not investigate any fact or matter stated in the document.

     (b) Before Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. Indenture Trustee shall not be liable for any action it takes, suffers or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

     (c) Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, Norwest Auto Receivables Corporation, Norwest Bank Minnesota, N.A., or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder. Indenture Trustee shall have no duty to monitor the performance of Issuer.

     (d) Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, that Indenture Trustee's conduct does not constitute wilful misconduct, negligence or bad faith.

     (e) Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     SECTION 6.3 Individual Rights of Indenture Trustee. Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, Indenture Trustee must comply with Sections 6.11 and 6.12.

     SECTION 6.4 Indenture Trustee's Disclaimer. Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, shall not be accountable for Issuer's use of the proceeds from the Notes, and shall not be responsible for any statement of Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than Indenture Trustee's certificate of authentication.

     SECTION 6.5 Notice of Defaults. If a Default occurs and is continuing and if it is either actually known or written notice of the existence thereof has been delivered to a Responsible Officer of Indenture Trustee, Indenture Trustee shall mail to each Noteholder notice of the Default within 90 days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

     SECTION 6.6 Reports by Indenture Trustee to Holders. Indenture Trustee shall deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its Federal and state income tax returns.

     SECTION 6.7 Compensation. The compensation and reimbursement of expenses of Indenture Trustee shall be governed by the agreement dated November 13, 1996 between Seller and Indenture Trustee. In addition, Issuer shall reimburse any expenses incurred by the Indenture Trustee in pursuing remedies pursuant to Section 5.4. Subject to Section 10.3 of the Sale and Servicing Agreement, Issuer has caused Seller to agree to indemnify Indenture Trustee and its officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by it in connection with the acceptance or the administration of this trust and the performance of its duties hereunder. Neither Issuer nor Seller need reimburse any expense or indemnify against any loss, liability or expense incurred by Indenture Trustee through Indenture Trustee's own wilful misfeasance, negligence or bad faith or to the extent arising from the breach by the Indenture Trustee of any of its representations and warranties set forth herein.

     Issuer's payment obligations to Indenture Trustee pursuant to this Section and the agreement referenced in the preceding paragraph shall survive the resignation or removal of the Indenture Trustee and the discharge of this Indenture. When Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(d) or (e) with respect to Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law.

     SECTION 6.8 Replacement of Indenture Trustee. Indenture Trustee may resign at any time by so notifying Issuer. The Holders of a majority in Outstanding Amount of the Notes may remove Indenture Trustee by so notifying Indenture Trustee and may appoint a successor Indenture Trustee. Issuer shall remove Indenture Trustee if:

           (a)  Indenture Trustee fails to comply with Section 6.11;

           (b)  Indenture Trustee is adjudged a bankrupt or insolvent;

           (c) a receiver or other public officer takes charge of Indenture Trustee or its property; or

           (d)  Indenture Trustee otherwise becomes incapable of acting.

     If Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), Issuer shall promptly appoint a successor Indenture Trustee.

     A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of Indenture Trustee under this Indenture subject to satisfaction of the Rating Agency Condition. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

     If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

     If Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of Indenture Trustee and the appointment of a successor Indenture Trustee.

     Any resignation or removal of Indenture Trustee and appointment of a Successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to Section 6.8 and payment of all fees and expenses owed to the outgoing Indenture Trustee.

     Notwithstanding the resignation or removal of Indenture Trustee pursuant to this Section, Issuer's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

     Indenture Trustee shall not be liable for the acts or omissions of any successor Indenture Trustee.

     SECTION 6.9 Successor Indenture Trustee by Merger. If Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee. Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction.

     In case at the time such successor or successors by merger, conversion or consolidation to Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of Indenture Trustee shall have.

     SECTION 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of Issuer may at the time be located, Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

           (i) all rights, powers, duties and obligations conferred or imposed upon Indenture Trustee shall be conferred or imposed upon and exercised or performed by Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of Indenture Trustee;

           (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

           (iii) Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, Indenture Trustee. Every such instrument shall be filed with Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall invest in and be exercised by Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 6.11  Eligibility; Disqualification. Indenture Trustee shall
at all times satisfy the requirements of TIA   310(a). Indenture Trustee
shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and shall have a long term debt rating of investment grade or better by the Rating Agencies or shall otherwise be acceptable to the Rating Agencies. Indenture Trustee shall comply with TIA 310(b), including the optional provision
permitted by the second sentence of TIA   310(b)(9); provided that there
shall be excluded from the operation of TIA 310(b)(1) any indenture or indentures under which other securities of Issuer are outstanding if the
requirements for such exclusion set forth in TIA   310(b)(1) are met.

     SECTION 6.12  Preferential Collection of Claims Against Issuer.
Indenture Trustee shall comply with TIA   311(a), excluding any creditor
relationship listed in TIA   311(b). A Indenture Trustee who has resigned
or been removed shall be subject to TIA   311(a) to the extent indicated.

ARTICLE VII  NOTEHOLDERS' LISTS AND REPORTS.

     SECTION 7.1 Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. Issuer will furnish or cause to be furnished to Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as Indenture Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date, (b) at such other times as Indenture Trustee may request in writing, within 30 days after receipt by Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided that so long as (i) Indenture Trustee is Note Registrar, or (ii) the Notes are Book-Entry Notes, no such list shall be required to be furnished.

     SECTION 7.2 Preservation of Information; Communications to Noteholders. (a) Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to Indenture Trustee as provided in
Section 7.1 and the names and addresses of Holders received by Indenture Trustee in its capacity as Note Registrar. Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

     (b)  Noteholders may communicate pursuant to TIA    312(b) with other
Noteholders with respect to their rights under this Indenture or under the Notes. Upon receipt by the Indenture Trustee of any request by three or more Noteholders or by one or more Noteholders of Notes evidencing not less than 25% of the Outstanding Amount of Notes to receive a copy of the current list of Noteholders (whether or not made pursuant to TIA 312(b)), the Indenture Trustee shall promptly notify the Administrative Agent thereof by providing to the Administrative Agent a copy of such request and a copy of the list of Noteholders furnished to the requesting Noteholder(s) in response thereto.

     (c)  Issuer, Indenture Trustee and Note Registrar shall have the
protection of TIA   312(c).

     SECTION 7.3  Reports by Issuer. (a)  Issuer shall:

           (i) file with Indenture Trustee, within 15 days after Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

           (ii) file with Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

           (iii)  supply to Indenture Trustee (and Indenture Trustee shall
     transmit by mail to all Noteholders described in TIA   313(c)) such
     summaries of any information, documents and reports required to be filed by Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

     (b) Unless Issuer otherwise determines, the fiscal year of Issuer shall end on December 31 of each year.

     SECTION 7.4  Reports by Indenture Trustee. If required by TIA
313(a), within 60 days after each March 31, beginning with March 31, 1998,
Indenture Trustee shall mail to each Noteholder as required by TIA   313(c)
a brief report dated as of such date that complies with TIA   313(a).
Indenture Trustee also shall comply with TIA   313(b)(1). A copy of each
report at the time of its mailing to Noteholders shall be filed by Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. Issuer shall notify Indenture Trustee if and when the Notes are listed on any stock exchange.

ARTICLE VIII  ACCOUNTS, DISBURSEMENTS AND RELEASES.

     SECTION 8.1 Collection of Money. Except as otherwise expressly provided herein, Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by Indenture Trustee pursuant to this Indenture. Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

     SECTION 8.2 Trust Accounts. (a) On or prior to the Closing Date, Issuer shall cause Servicer to establish, in the name of Indenture Trustee, for the benefit of the Noteholders and the Certificateholders, the Trust Accounts as provided in Section 5.1 of the Sale and Servicing Agreement.

     (b) On or before each Transfer Date, the Total Distribution Amount with respect to the preceding Collection Period will be deposited in the Collection Account as provided in the Sale and Servicing Agreement. On each Transfer Date, the Noteholders' Distributable Amount with respect to the preceding Collection Period will be transferred from the Collection Account and/or the Reserve Account to the Note Distribution Account as provided in the Sale and Servicing Agreement.

     (c) On each Distribution Date, the Class A-1 Final Payment Date and Redemption Date, Indenture Trustee shall distribute all amounts on deposit in the Note Distribution Account to Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal and interest in the following amounts and in the following order of priority (except as otherwise provided in Section 5.4(b)):

           (i) accrued and unpaid interest on the Notes (i) in the Class A-1 Noteholders' Interest Distributable Amount, to Class A-1 Noteholders, (ii) in the Class A-2 Noteholders' Interest Distributable Amount, to Class A-2 Noteholders, (iii) in the Class A-3 Noteholders' Interest Distributable Amount, to Class A-3 Noteholders and (iv) in the Class A-4 Noteholders' Interest Distributable Amount, to Class A-4 Noteholders; provided that if there are not sufficient funds in the Note Distribution Account (after giving effect to the transfers thereto on any Transfer Date) to pay the entire amount of accrued and unpaid interest then due on the Notes for the related Distribution Date or Class A-1 Final Payment Date, the amount of the Note Distribution Account shall be applied to the payment of interest on each class of Notes pro rata on the basis of the total amount of interest due on such class of Notes for such Distribution Date and, if applicable, the Class A-1 Final Payment Date;

           (ii) payment of principal to the Holders of the Class A-1 Notes until the Outstanding Amount of the Class A-1 Notes is reduced to zero; provided that the amounts in the Note Distribution Account shall be applied to the payment of principal on all the Class A-1 Notes on a pro rata basis;

           (iii) payment of principal to the Holders of the Class A-2 Notes until the Outstanding Amount of the Class A-2 Notes is reduced to zero; provided that the amounts in the Note Distribution Account shall be applied to the payment of principal on all the Class A-2 Notes on a pro rata basis;

           (iv) payment of principal to the Holders of the Class A-3 Notes until the Outstanding Amount of the Class A-3 Notes is reduced to zero; provided that the amounts in the Note Distribution Account shall be applied to the payment of principal on all the Class A-3 Notes on a pro rata basis; and

           (v) payment of principal to the Holders of the Class A-4 Notes until the Outstanding Amount of the Class A-4 Notes is reduced to zero; provided that the amounts in the Note Distribution Account shall be applied to the payment of principal on all the Class A-4 Notes on a pro rata basis.

     SECTION 8.3 General Provisions Regarding Accounts. (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in Eligible Investments and reinvested by Indenture Trustee upon direction of the Servicer, subject to the provisions of Section 5.1(b) of the Sale and Servicing Agreement. In accordance with Section 5.1(b) of the Sale and Servicing Agreement, on each Distribution Date, all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Trust Accounts shall be distributed to the Seller by the Indenture Trustee. Issuer will not direct Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to Indenture Trustee to make any such investment or sale, if requested by Indenture Trustee, Issuer shall deliver to Indenture Trustee an Opinion of Counsel, acceptable to Indenture Trustee, to such effect.

     (b) Subject to Section 6.1(c), Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to Indenture Trustee's failure to make payments on such Eligible Investments issued by Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

     (c) If (i) Servicer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to Indenture Trustee by 11:00 a.m. Eastern Time (or such other time as may be agreed by Issuer and Indenture Trustee) on any Business Day; or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2, or (iii) if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.5 as if there had not been such a declaration; then Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments; provided, however, in the event of clause (c)(i) above, Indenture Trustee shall invest solely in Eligible Investments identified in clause (d) of the definition thereof. Indenture Trustee shall not be liable for losses in respect of such investments in Eligible Investments that comply with the requirements of the Basic Documents.

     SECTION 8.4 Release of Trust Estate. (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by Indenture Trustee as provided in this Article VIII shall be bound to ascertain Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (b) Indenture Trustee shall, at such time as there are no Notes outstanding and all sums due Indenture Trustee pursuant to Section 6.7 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.4(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges that from time to time the Indenture Trustee shall release the lien of this Indenture on any Receivable to be sold to (i) Seller in accordance with
Section 3.3 of the Sale and Servicing Agreement and (ii) to Servicer in accordance with Section 4.7 of the Sale and Servicing Agreement.

     SECTION 8.5 Opinion of Counsel. Indenture Trustee shall receive at least seven days' notice when requested by Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and Indenture Trustee may also require as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to Indenture Trustee in connection with any such action.

ARTICLE IX  SUPPLEMENTAL INDENTURES.

     SECTION 9.1  Supplemental Indentures Without Consent of Noteholders.
(a)Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies by Issuer, as evidenced to Indenture Trustee, Issuer and Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to Indenture Trustee, for any of the following purposes:

           (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

           (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to Issuer, and the assumption by any such successor of the covenants of Issuer herein and in the Notes contained;

           (iii) to add to the covenants of Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon Issuer;

           (iv) to convey, transfer, assign, mortgage or pledge any property to or with Indenture Trustee;

           (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not materially and adversely affect the interests of the Holders of the Notes;

           (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
     Article VI;

           (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA; or

           (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to give effect to the amendments contemplated by clauses (ii), (iii) and (iv) of Section 10.1(a) of the Sale and Servicing Agreement.

     Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

     (b) Issuer and Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies by Issuer, as evidenced to Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

     SECTION 9.2 Supplemental Indentures with Consent of Noteholders. Issuer and Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to Issuer and Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

           (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
     Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

           (ii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

           (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

           (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct Indenture Trustee to direct Issuer to sell or liquidate the Trust Estate pursuant to Section 5.4;

           (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

           (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date or the Class A-1 Final Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

           (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

     Indenture Trustee may determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. Indenture Trustee shall not be liable for any such determination made in good faith.

     It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by Issuer and Indenture Trustee of any supplemental indenture pursuant to this Section, Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 9.3 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     SECTION 9.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of Indenture Trustee, Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 9.5 Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

     SECTION 9.6 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by Issuer shall, bear a notation in form approved by Indenture Trustee as to any matter provided for in such supplemental indenture. If Issuer or Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of Indenture Trustee and Issuer, to any such supplemental indenture may be prepared and executed by Issuer and authenticated and delivered by Indenture Trustee in exchange for Outstanding Notes.

ARTICLE X  REDEMPTION OF NOTES.

     SECTION 10.1 Redemption. (a) The Class A-4 Notes are subject to redemption in whole, but not in part, at the direction of Seller or Servicer pursuant to Section 9.1(a) of the Sale and Servicing Agreement, on any Transfer Date on which Seller or Servicer exercises its option to purchase the Trust Estate pursuant to said Section 9.1(a), for a purchase price equal to the Redemption Price; provided that Issuer has available funds sufficient to pay the Redemption Price. Servicer shall furnish the Rating Agencies notice of such redemption. If the Class A-4 Notes are to be redeemed pursuant to this Section 10.1(a), Servicer shall furnish notice of such election to Indenture Trustee not later than 25 days prior to the Redemption Date and Issuer shall deposit with Indenture Trustee in the Note Distribution Account the Redemption Price of the Class A-4 Notes to be redeemed whereupon all such Class A-4 Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.2 to each Holder of the Class A-4 Notes.

     (b) If the assets of Issuer are sold pursuant to Section 9.2 of the Trust Agreement, all amounts on deposit in the Note Distribution Account shall be paid to the Noteholders up to the Outstanding Amount of the Notes and all accrued and unpaid interest thereon. If amounts are to be paid to Noteholders pursuant to this Section 10.1(b), Servicer shall, to the extent practicable, furnish notice of such event to Indenture Trustee not later than 25 days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date.

     SECTION 10.2 Form of Redemption Notice. (a) Notice of redemption under Section 10.1(a) shall be given by Indenture Trustee not less than fifteen (15) days prior to the applicable Redemption Date by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Class A-4 Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

           All notices of redemption shall state:

           (i)   the Redemption Date;

           (ii)  the Redemption Price;

           (iii) that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Class A-4 Notes and the place where such Class A-4 Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of Issuer to be maintained as provided in Section 3.2); and

           (iv) that interest on the Class A-4 Notes shall cease to accrue on the Redemption Date.

     Notice of redemption of the Class A-4 Notes shall be given by Indenture Trustee in the name and at the expense of Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Class A-4 Note shall not impair or affect the validity of the redemption of any other Class A-4 Note.

     (b) Prior notice of redemption under Sections 10.1(b) is not required to be given to Noteholders.

     SECTION 10.3 Notes Payable on Redemption Date. The Class A-4 Notes to be redeemed shall, following notice of redemption as required by Section
10.2 (in the case of redemption pursuant to Section 10.1(a)), on the Redemption Date become due and payable at the Redemption Price and (unless Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

ARTICLE XI  MISCELLANEOUS.

     SECTION 11.1 Compliance Certificates and Opinions, etc. (a) Upon any application or request by Issuer to Indenture Trustee to take any action under any provision of this Indenture, Issuer shall furnish to Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     Every Officer's Certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

           (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

           (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

           (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

           (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

     (b) (i) Prior to the deposit of any Collateral or other property or securities with Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to Issuer of the Collateral or other property or securities to be so deposited.

           (ii) Whenever Issuer is required to furnish to Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i), Issuer shall also deliver to Indenture Trustee an Independent Certificate as to the same matters, if the fair value to Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of Issuer, as set forth in the certificates delivered pursuant to clause (i) and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

           (iii) Other than with respect to the release of any Purchased Receivables or Defaulted Receivables, whenever any property or securities are to be released from the lien of this Indenture, Issuer shall also furnish to Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

           (iv) Whenever Issuer is required to furnish to Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii), Issuer shall also furnish to Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Purchased Receivables and Defaulted Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) and this clause
     (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

           (v) Notwithstanding Section 2.9 or any other provision of this Section, Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

     SECTION 11.2 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of Servicer, Seller, Administrator, Administrative Agent or Issuer, stating that the information with respect to such factual matters is in the possession of Servicer, Seller, Administrator, Administrative Agent or Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to Indenture Trustee, it is provided that Issuer shall deliver any document as a condition of the granting of such application, or as evidence of Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     SECTION 11.3 Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to Indenture Trustee, and, where it is hereby expressly required, to Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of Indenture Trustee and Issuer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of Indenture Trustee.

     (c)   The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by Indenture Trustee or Issuer in reliance thereon, whether or not notation Of such action is made upon such Note.

     SECTION 11.4 Notices, etc., to Indenture Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

           (a) Indenture Trustee by any Noteholder, Administrator, Administrative Agent or Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to Indenture Trustee at its Corporate Trust Office, or

           (b) Issuer by Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to Issuer addressed to: Norwest Auto Trust 1996-A, in care of Norwest Auto Receivables Corporation at Norwest Center, Sixth and Marquette, Minneapolis, Minnesota, 55479-1026, Attention: Corporate Secretary, with a copy to Administrator addressed to: Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890 Attention: Corporate Trust Administration, or at any other address previously furnished in writing to Indenture Trustee by Issuer or Administrator. Issuer shall promptly transmit any notice received by it from the Noteholders to Indenture Trustee.

     Notices required to be given to the Rating Agencies by Issuer, Indenture Trustee or Owner Trustee shall be in writing, personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested to (i) in the case of Moody's, at the following address:
Moody's Investors Service, Inc., 99 Church Street, New York, New York 10004, (ii) in the case of S&P, at the following address: Standard & Poor's Ratings Services, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; and (iii) in the case of Fitch, at the following address: Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004 or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 11.5 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as the Seller shall direct the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

     SECTION 11.6 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by Indenture Trustee (which consent shall not be unreasonably withheld). Issuer will furnish to the trustee a copy of each such agreement and Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

     SECTION 11.7 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     The provisions of TIA    310 through 317 that impose duties on any
person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     SECTION 11.8 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 11.9 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of Indenture Trustee in this Indenture shall bind its successors.

     SECTION 11.10 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 11.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 11.12 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     SECTION 11.13 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to Indenture Trustee or any other counsel reasonably acceptable to Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to Indenture Trustee under this Indenture.

     SECTION 11.16 Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of Issuer, Seller, Servicer, Owner Trustee or Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) Seller, Servicer, Indenture Trustee or Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of Seller, Servicer, Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial interest in Issuer, Seller, Servicer, Owner Trustee or Indenture Trustee or of any successor or assign of Seller, Servicer, Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that Indenture Trustee and Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of Issuer hereunder, Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

     SECTION 11.17 No Petition. Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against Seller or Issuer, or join in any institution against Seller or Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

     SECTION 11.18 Inspection. Issuer agrees that, on reasonable prior notice, it will permit any representative of Indenture Trustee, during Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss Issuer's affairs, finances and accounts with Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     IN WITNESS WHEREOF, Issuer and Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                      NORWEST AUTO TRUST 1996-A,

                      By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee,


                           By: /s/ Emmett R. Harmon
                              ----------------------------------
                           Name:  Emmett R. Harmon
                           Title:  Vice President


                      THE CHASE MANHATTAN BANK,
                      not in its individual capacity
                      but solely as Indenture Trustee,


                      By: /s/ James J. Fevola
                         ---------------------------------------
                      Name:  James J. Fevola
                      Title:  Second Vice President

                                                   EXHIBIT A


                      FORM OF A-1 NOTES


REGISTERED                                           $____________<F3>
No. R-____                                    CUSIP NO. 669377 AB 9


     Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                       NORWEST AUTO TRUST 1996-A

                 5.465% CLASS A-1 ASSET BACKED NOTES

     Norwest Auto Trust 1996-A, a trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of __________________ DOLLARS ($___________), partially payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal amount of this Note and the denominator of which is $350,000,000 (the "Fraction") by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the A-1 Notes pursuant to Section 3.1 of the Indenture; provided that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date for the Class A-1 Notes and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. The Issuer will pay interest on this Note on each Distribution Date and the Class A-1 Final Payment Date until the principal of this Note is paid or made available for payment in an amount equal to the product of the Class A-1 Noteholders' Interest Distributable Amount for the related Transfer Date multiplied by the Fraction, subject to certain limitations contained in Section 3.1 and Section 8.2 of the Indenture. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.


<F3>  Denominations of $1,000 and integral multiples of $1,000 in excess thereof.


     The principal of and interest on this Note are payable in Dollars. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:     November 13, 1996


                      NORWEST AUTO TRUST 1996-A

                      By: WILMINGTON TRUST COMPANY,
                          not in its individual capacity
                          but solely as Owner Trustee under the
                          Trust Agreement


                       By:________________________________________
                           Name:__________________________________
                           Title:_________________________________

           INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the Notes designated above and referred to in the within-mentioned Indenture.


Dated:     November 13, 1996



                      THE CHASE MANHATTAN BANK,
                      not in its individual capacity,
                      but solely as Indenture Trustee


                      By:______________________________
                              Authorized Signatory

                      [REVERSE OF NOTE]


     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 5.465% Class A-1 Asset Backed Notes (herein called the "A-1 Notes" or the "Notes"), all issued under an Indenture dated as of November 13, 1996 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and The Chase Manhattan Bank, not in its individual capacity but solely as trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

     The Notes and the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class A-1 Interest Rate to the extent lawful.

     Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of Issuer, Seller, Servicer, Owner Trustee or Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) Seller, Servicer, Indenture Trustee or Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of Seller, Servicer, Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial interest in Issuer, Seller, Servicer, Owner Trustee or Indenture Trustee or of any successor or assign of Seller, Servicer, Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that Indenture Trustee and Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

     Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that they will not at any time institute against Seller, or the Trust, or join in any institution against Seller, or Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Wilmington Trust Company or The Chase Manhattan Bank, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                               ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

_________________________________________________________________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________

_________________________________________________________________________
                (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _____________     _______________________________ */

                          Signature Guaranteed:



                          ________________________________________
                          Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

_________________________

*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                   EXHIBIT B


                      FORM OF A-2 NOTES


REGISTERED                                          $____________<F4>
No. R-____                                   CUSIP NO. 669377 AC 7


     Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                       NORWEST AUTO TRUST 1996-A

                  5.800% CLASS A-2 ASSET BACKED NOTES

     Norwest Auto Trust 1996-A, a trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of __________________ DOLLARS ($___________), partially payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal amount of this Note and the denominator of which is $340,000,000 (the "Fraction") by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the A-2 Notes pursuant to Section 3.1 of the Indenture; provided that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date for the Class A-2 Notes and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. No payments of principal of the A-2 Notes will be made until the principal of the A-1 Notes has been paid in full. The Issuer will pay interest on this Note on each Distribution Date until the principal of this Note is paid or made available for payment in an amount equal to the product of the Class A-2 Noteholders' Interest Distributable Amount for the related Transfer Date multiplied by the Fraction, subject to certain limitations contained in Section 3.1 and Section 8.2 of the Indenture. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

<F4>  Denominations of $1,000 and integral multiples of $1,000 in excess thereof.


     The principal of and interest on this Note are payable in Dollars. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:     November 13, 1996


                      NORWEST AUTO TRUST 1996-A

                      By: THE WILMINGTON TRUST COMPANY,
                          not in its individual capacity
                          but solely as Owner Trustee under the
                          Trust Agreement

                       By:______________________________________
                           Name:________________________________
                           Title:_______________________________

            INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the Notes designated above and referred to in the within-mentioned Indenture.


Dated:     November 13, 1996



                      THE CHASE MANHATTAN BANK,
                      not in its individual capacity,
                      but solely as Indenture Trustee


                      By:_____________________________
                              Authorized Signatory

                          [REVERSE OF NOTE]


     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 5.800% Class A-2 Asset Backed Notes (herein called the "A-2 Notes" or the "Notes"), all issued under an Indenture dated as of November 13, 1996 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and The Chase Manhattan Bank, not in its individual capacity but solely as trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

     The Notes and the Class A-1 Notes, Class A-3 Notes and Class A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class A-2 Interest Rate to the extent lawful.

     Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of Issuer, Seller, Servicer, Owner Trustee or Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) Seller, Servicer, Indenture Trustee or Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of Seller, Servicer, Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial interest in Issuer, Seller, Servicer, Owner Trustee or Indenture Trustee or of any successor or assign of Seller, Servicer, Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that Indenture Trustee and Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

     Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that they will not at any time institute against Seller, the Trust, or join in any institution against Seller, or Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Wilmington Trust Company or The Chase Manhattan Bank, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                             ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

_________________________________________________________________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________

_______________________________________________________________
                (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _____________ _______________________________ */

                      Signature Guaranteed:



                      ________________________________________
                      Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

_________________________

*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                   EXHIBIT C


                      FORM OF A-3 NOTES


REGISTERED                                       $____________<F5>
No. R-___                                 CUSIP NO. 669377 AD 5


     Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  NORWEST AUTO TRUST 1996-A

             5.900% CLASS A-3 ASSET BACKED NOTES

     Norwest Auto Trust 199_-_, a trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of __________________ DOLLARS ($___________), partially payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal amount of this Note and the denominator of which is $220,000,000 (the "Fraction") by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the A-3 Notes pursuant to Section 3.1 of the Indenture; provided that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date for the Class A-3 Notes and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. No payments of principal of the Class A-3 Notes will be made until the principal of the Class A-1 Notes and Class A-2 Notes has been paid in full. The Issuer will pay interest on this Note on each Distribution Date until the principal of this Note is paid or made available for payment in an amount equal to the product of the Class A-3 Noteholders' Interest Distributable Amount for the related Transfer Date multiplied by the Fraction, subject to certain limitations contained in Section 3.1 and
Section 8.2 of the Indenture. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

<F5>  Denominations of $1,000 and integral multiples of $1,000 in excess thereof.


     The principal of and interest on this Note are payable in Dollars. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:     November 13, 1996


                      NORWEST AUTO TRUST 1996-A

                      By: WILMINGTON TRUST COMPANY,
                          not in its individual capacity
                          but solely as Owner Trustee under the
                          Trust Agreement


                       By:________________________
                           Name:_______________________
                           Title:______________________

           INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the Notes designated above and referred to in the within-mentioned Indenture.


Dated:     November 13, 1996



                      THE CHASE MANHATTAN BANK,
                      not in its individual capacity,
                      but solely as Indenture Trustee


                      By:_____________________________
                              Authorized Signatory

                      [REVERSE OF NOTE]


     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 5.900% Class A-3 Asset Backed Notes (herein called the "A-3 Notes" or the "Notes"), all issued under an Indenture dated as of November 13, 1996 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and The Chase Manhattan Bank, not in its individual capacity but solely as trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

     The Notes and the Class A-1, Class A-2 Notes and Class A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class A-3 Interest Rate to the extent lawful.

     Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of Issuer, Seller, Servicer, Owner Trustee or Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) Seller, Servicer, Indenture Trustee or Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of Seller, Servicer, Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial interest in Issuer, Seller, Servicer, Owner Trustee or Indenture Trustee or of any successor or assign of Seller, Servicer, Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that Indenture Trustee and Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

     Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that they will not at any time institute against Seller, or the Trust, or join in any institution against Seller, or Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Wilmington Trust Company or The Chase Manhattan Bank, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                         ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

_________________________________________________________________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________

__________________________________________________________________
                (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _____________   _______________________________ */

                        Signature Guaranteed:



                        ________________________________________
                        Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

_________________________

*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                   EXHIBIT D


                         FORM OF A-4 NOTES


REGISTERED                                           $____________<F6>
No. R-___                                     CUSIP NO. 669377 AE 3


     Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  NORWEST AUTO TRUST 1996-A

             6.100% CLASS A-4 ASSET BACKED NOTES

     Norwest Auto Trust 1996-A, a trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of __________________ DOLLARS ($___________), partially payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal amount of this Note and the denominator of which is $120,140,000 (the "Fraction") by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the A-4 Notes pursuant to Section 3.1 of the Indenture; provided that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date for the Class A-4 Notes and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. No payments of principal of the Class A-4 Notes will be made until the principal of the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes has been paid in full. The Issuer will pay interest on this Note on each Distribution Date until the principal of this Note is paid or made available for payment in amount equal to the product of the Class A-4 Noteholders' Interest Distributable Amount for the related Transfer Date multiplied by the Fraction, subject to certain limitations contained in
Section 3.1 and Section 8.2 of the Indenture. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

<F6>  Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

     The principal of and interest on this Note are payable in such Dollars. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:     November 13, 1996


                      NORWEST AUTO TRUST 1996-A

                      By: WILMINGTON TRUST COMPANY,
                          not in its individual capacity
                          but solely as Owner Trustee under the
                          Trust Agreement

                       By:____________________________
                           Name:___________________________
                           Title:__________________________

           INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the Notes designated above and referred to in the within-mentioned Indenture.


Dated:     November 13, 1996



                      THE CHASE MANHATTAN BANK,
                      not in its individual capacity,
                      but solely as Indenture Trustee


                      By:___________________________
                              Authorized Signatory

                      [REVERSE OF NOTE]


     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.100% Class A-4 Asset Backed Notes (herein called the "A-4 Notes" or the "Notes"), all issued under an Indenture dated as of November 13, 1996 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and The Chase Manhattan Bank, not in its individual capacity but solely as trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

     The Notes and the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class A-4 Interest Rate to the extent lawful.

     Each Holder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of Issuer, Seller, Servicer, Owner Trustee or Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) Seller, Servicer, Indenture Trustee or Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of Seller, Servicer, Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial interest in Issuer, Seller, Servicer, Owner Trustee or Indenture Trustee or of any successor or assign of Seller, Servicer, Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that Indenture Trustee and Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

     Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that they will not at any time institute against Seller, the Trust, or join in any institution against Seller, or Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Wilmington Trust Company or The Chase Manhattan Bank, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                         ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

_________________________________________________________________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________

____________________________________________________________________
                (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _____________   _______________________________ */

                        Signature Guaranteed:



                        ________________________________________
                        Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

_________________________

*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.